Consolidated Balance Sheets (parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Consolidated Balance Sheets [Abstract]
Held-to-maturity Securities, Fair Value		$ 177
Financing Receivable, Allowance for Credit Losses	$ 5,875	$ 5,708
Common Stock, Par or Stated Value Per Share	$ 0.10	$ 0.10
Common Stock, Shares Authorized	10,000,000	10,000,000
Common Stock, Shares, Issued	3,718,018	3,708,718
Treasury Stock, Shares	40,576	64,628